Financial Federal Savings
            and Loan Association
           Incentive Savings Plan

                    In RSI Retirement Trust

             (AS AMENDED AND RESTATED EFFECTIVE MARCH 2, 1993
              AND AS FURTHER AMENDED THROUGH JANUARY 1, 1994)














q:\789\pldoc\011794

                             TABLE OF CONTENTS


TABLE OF CONTENTS                                      1

INTRODUCTION                                           4

ARTICLE I - DEFINITIONS                                5

ARTICLE II - ELIGIBILITY AND PARTICIPATION             15
2.1       Eligibility                                  15
2.2       Ineligible Employees                         15
2.3       Participation                                16
2.4       Termination of Participation                 16
2.5       Eligibility upon Reemployment                16

ARTICLE III - CONTRIBUTIONS AND LIMITATIONS ON
                CONTRIBUTIONS                          18
3.1       Basic Contributions                          18
3.2       Limitation on Basic Contributions            18
3.3       Changes in Basic Contributions               19
3.4       Matching Contributions                       20
3.5       Special Contributions                        21
3.6       Limitation on Matching Contributions         21
3.7       Aggregate Limit; Multiple Use of Alternative
              Limitation                               22
3.8       Interest on Excess Contributions             23
3.9       Payment of Contributions to the Trust        24
3.10      Rollover Contributions                       25
3.11      Section 415 Limits on Contributions          25

ARTICLE IV - VESTING AND FORFEITURES                   29
4.1            Vesting                                 29
4.2            Forfeitures                             30
4.3            Vesting upon Reemployment               30

ARTICLE V - TRUST FUND AND INVESTMENT ACCOUNTS         32
5.1       Trust Fund                                   32
5.2       Interim Investments                          32
5.3       Account Values                               32

ARTICLE VI - INVESTMENT DIRECTIONS, CHANGES OF
              INVESTMENT DIRECTIONS AND
              TRANSFERS BETWEEN INVESTMENT ACCOUNTS    34
6.1       Investment Directions                        34
6.2       Change of Investment Directions              34
6.3       Transfers Between Investment Accounts        34
6.4       Employees Other than Participants            34

ARTICLE VII - PAYMENT OF BENEFITS                      36
7.1       General                                      36
7.2       Non-Hardship Withdrawals                     36
7.3       Hardship Distributions                       37
7.4       Distribution of Benefits Following Retirement
             or Termination of Service                 40
7.5       Payments upon Retirement or Disability       40
7.6       Payments upon Termination of Service for
            Reasons Other Than Retirement or
            Disability                                 42

7.7       Payments upon Death                          43
7.8       Direct Rollover of Eligible Rollover
            Distributions                              45
7.9       Commencement of Benefits                     46

ARTICLE VIII - LOANS TO PARTICIPANTS                   47
8.1       Definitions and Conditions                   47
8.2       Loan Amount                                  47
8.3       Term of Loan                                 47
8.4       Operational Provisions                       48
8.5       Repayments                                   49
8.6       Default                                      50
8.7       Coordination of Outstanding Account
              and Payment of Benefits                  50

ARTICLE IX - ADMINISTRATION                            52
9.1       General Administration of the Plan           52
9.2       Designation of Named Fiduciaries             52
9.3       Responsibilities of Fiduciaries              52
9.4       Plan Administrator                           53
9.5       Committee                                    53
9.6       Powers and Duties of the Committee           53
9.7       Certification of Information                 55
9.8       Authorization of Benefit Payments            55
9.9       Payment of Benefits to Legal Custodian       55
9.10      Service in More Than One Fiduciary Capacity  55
9.11      Payment of Expenses                          55

ARTICLE X - BENEFIT CLAIMS PROCEDURE                   57
10.1      Definition                                   57
10.2      Claims                                       57
10.3      Disposition of Claim                         57
10.4      Denial of Claim                              57
10.5      Inaction by Plan Administrator               58
10.6      Right to Full and Fair Review                58
10.7      Time of Review                               58
10.8      Final Decision                               58

ARTICLE XI - AMENDMENT, TERMINATION, AND WITHDRAWAL    59
11.1      Amendment and Termination                    59
11.2      Withdrawal from the Trust Fund               59

ARTICLE XII - TOP-HEAVY PLAN PROVISIONS                60
12.1      Introduction                                 60
12.2      Definitions                                  60
12.3      Limit on Top-Heavy Earnings                  64
12.4      Minimum Contributions                        64
12.5      Impact on Section 415 Maximum Benefits       65
12.6      Vesting                                      65

ARTICLE XIII - MISCELLANEOUS PROVISIONS                67
13.1      No Right to Continued Employment             67
13.2      Merger, Consolidation, or Transfer           67
13.3      Nonalienation of Benefits                    67
13.4      Missing Payee                                67
13.5      Affiliated Employers                         68
13.6      Successor Employer                           68
13.7      Return of Employer Contributions             68
13.8      Construction of Language                     68
13.9      Headings                                     68
13.10     Governing Law                                69

                          INTRODUCTION


Effective as of June 1, 1984, Financial Federal Savings and Loan
Association ("Employer") adopted the Financial Federal Savings and Loan Association Incentive Savings Plan ("Prior Plan").

Effective as of March 2, 1993, the Employer adopted resolutions wherein RSI Retirement Trust was named successor trustee and the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement") was adopted.

Effective as of March 2, 1993, the Prior Plan was amended and restated in its entirety. The amended and restated plan shall be known as the Financial Federal Savings and Loan Association Incentive Savings Plan in RSI Retirement Trust ("Plan"), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Agreement which are incorporated herein and made a part hereof.

The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code").

The Plan shall constitute a profit-sharing plan within the meaning of
Section 401(a) of the Code.

Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after March 2, 1993. Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to March 2, 1993, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Plan or Prior Plan as in effect on the date of the former participant's termination of employment.

The Employer has herein restated the Plan with the intention that (a) the Plan shall at all times be qualified under Section 401(a) of the Code, (b) the Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Agreement shall be construed to effectuate such intentions.

                          ARTICLE I - DEFINITIONS

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.


1.1 ACCOUNTS means the Basic Contribution Account, Special Contribution Account, Matching Contribution Account and Rollover Contribution Account established under the Plan on behalf of an Employee.


1.2 ACTUAL CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the sum of Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of $200,000, adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, the amount of Compensation taken into account for a Plan Year shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining compensation, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

1.3 ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of the sum of Basic Contributions and Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of $200,000, adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, the amount of Compensation taken into account for a Plan Year shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. In determining compensation, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen
     (19) before the close of the Plan Year.

1.4 AFFILIATED EMPLOYER means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

1.5 AFFILIATED SERVICE means employment with an employer during the period that such employer is an Affiliated Employer.

1.6 AGREEMENT means the RSI Retirement Trust Agreement and Declaration of Trust as amended and restated August 1, 1990, as amended from time to time. The Agreement shall be incorporated herein and constitute a part of the Plan.


1.7 AVERAGE ACTUAL CONTRIBUTION PERCENTAGE means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.8 AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.9 BASIC CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of a Participant to which Basic Contributions made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.10 BASIC CONTRIBUTIONS means the contributions of the Employer made in accordance with the Compensation Reduction Agreements of Participants pursuant to Section 3.1.

1.11 BENEFICIARY means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.

1.12 BOARD means the board of trustees, directors or other governing body of the Employer.

1.13 CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.14 COMMITTEE means the person or persons appointed by the Employer in accordance with Section 9.2(b).

1.15 COMPENSATION means an Employee's wages, salary, fees and other amounts defined as compensation in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2) and (3), received for personal services actually rendered in the course of employment with the Employer for the calendar year, prior to any reduction pursuant to a Compensation Reduction Agreement. Compensation shall include commissions, compensation based on profits, overtime, bonuses, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted).

     Compensation does not include contributions made by the Employer to any other pension, deferred compensation, welfare or other employee benefit plan, amounts realized from the exercise of a nonqualified stock option or the sale of a qualified stock option, and other amounts which receive special tax benefits.

     Compensation shall not exceed $200,000, adjusted as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code. Commencing January 1, 1994, Compensation shall not exceed $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living, as prescribed by the Secretary of he Treasury under Section 401(a)(17)(B) of the Code. For purposes of this Section 1.15, if the Plan Year in which a Participant's Compensation is paid is less than twelve (12) calendar months, the applicable limitation hereunder, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation and the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

1.16 COMPENSATION REDUCTION AGREEMENT means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during the applicable payroll period by an amount equal to any whole percentage thereof and the Employer agrees to contribute to the Trust, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.

1.17 COMPUTATION PERIOD means the twelve (12) consecutive month period commencing with the Employee's Employment Commencement Date and each Plan Year commencing subsequent to the Employee's Employment Commencement Date

1.18 DISABILITY means a physical or mental condition, determined after review of those medical reports deemed satisfactory for this purpose, which renders the Participant totally and permanently incapable of engaging in any substantial gainful employment based on his education, training and experience.

1.19 EARLY RETIREMENT DATE means the first day of any month coincident with or following the later of (a) the Participant's attainment of age fifty-five (55) or (b) the completion of a Period of Service of ten
     (10) years.

1.20 EFFECTIVE DATE means June 1, 1984.

1.21 ELIGIBLE EMPLOYEE means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

1.22 EMPLOYEE means any person employed by the Employer.

1.23 EMPLOYER means Financial Federal Savings and Loan Association or any successor organization which shall continue to maintain the Plan set forth herein.

1.24 EMPLOYER RESOLUTIONS means resolutions adopted by the Board.

1.25 EMPLOYMENT COMMENCEMENT DATE means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

1.26 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.27 FORFEITURES means  any  amounts forfeited pursuant to Section 4.2 by a
     Participant  whose  Termination   of  Service  occurs  prior  to  such
     Participant's being fully vested in the Net Value of his Account.

1.28 HARDSHIP means the condition described in Section 7.3.

1.29 HIGHLY COMPENSATED EMPLOYEE means, with respect to a Plan Year, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

     (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made:

          (i) received compensation as defined under Section 414(q)(7) of the Code ("Section 414(q) Compensation") from the Employer of greater than $75,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

          (ii) received Section 414(q) Compensation from the Employer of greater than $50,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, and was a member of the top-paid group of Employees (as defined under Section 414(q)(4) of the Code) ("Top-Paid Group"), or

          (iii) was an officer (as determined in accordance with Section 414(q)(5) of the Code) of the Employer who received Section 414(q) Compensation from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under
               Section 415(b)(1)(A) of the Code, or if no such officer of the Employer satisfied such compensation was the highest paid officer for such year, or

     (b) during the Plan Year for which a determination is being made, satisfies the requirements of subsection (a)(i), (ii) or (iii), determined without regard to "during the Plan Year immediately preceding the Plan Year for which a determination is made", and is a member of the group consisting of the one hundred (100) Employees receiving the highest Section 414(q) Compensation from the Employer during such Plan Year ("Top 100 Employees"), or

     (c) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(3) of the Code.

     Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a), (b) or (c) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).

     If, during either the Plan Year of the determination or the preceding Plan Year, an Employee is a Family Member of either (1) a five-percent owner (as defined under Section 414(q)(3) of the Code), or (2) a Highly Compensated Employee who is among the ten (10) highly compensated Employees receiving the highest Section 414(q) Compensation from the Employer during such Plan Year, the Section 414(q) Compensation and the Accounts of the Family Member shall be aggregated with the Section 414(q) Compensation and the Accounts of such Highly Compensated Employee and the Family Member and the Highly Compensated Employee shall be treated as a single Employee. For purposes of this Section 1.29, Family Member includes the Spouse, lineal ascendants and descendants of the Employee or former Employee and the spouse of a lineal ascendant or descendant.

     The determination of the number and identity of Employees in the Top-Paid Group, the Top 100 Employees, and the number of Employees treated as officers shall be made in accordance with Section 414(q) of the Code and regulations promulgated thereunder by the Secretary of the Treasury.

1.30 HOUR OF SERVICE means the following:

     (a) each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

     (b) each hour, up to a maximum of five hundred and one (501) hours for any single continuous period, for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as but not limited to vacation, sickness or disability) other than for the performance of duties (irrespective of whether the employment relationship has terminated). These hours shall be credited to the Employee for the computation period or periods in which the nonperformance of duties occur; and

     (c) each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment was made. Hours shall not be credited for payment to an individual from a plan required  by  workmen's  compensation,  or
          disability insurance law, nor shall hours be credited for reimbursement of an individual for his medical or medically related expenses. These same Hours of Service shall not be credited under both paragraph (a) or paragraph (b) of this Section, and under this paragraph (c).

     (d) Hours of Service shall be computed and credited in accordance with Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference.

     (e)  Hours of Service shall include Affiliated Service.

     Hours of Service for whom records are not maintained shall be determined on the assumption that each Employee has completed eight
     (8) Hours of Service per day for which he would be required to be credited with at least one (1) Hour of Service.

1.31 INVESTMENT ACCOUNTS means any and all of the investment accounts established by a separate written agreement between the Employer and the Trustees for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Agreement. The securities and other property in which contributions to the Investment Accounts of the Trust Fund may be invested shall be specified in the Agreement and the rights of the Trustees shall be established in accordance with the provisions of such Agreement.

1.32 LEASED EMPLOYEE means any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made in accordance with Section 414(n) of the Code and any and all Income Tax Regulations promulgated thereunder.

1.33 MATCHING CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of a Participant to which the Matching Contributions made on such Participant's behalf under the Prior Plan or the Plan are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.34 MATCHING CONTRIBUTIONS means the contributions made by the Employer pursuant to Section 3.4.

1.35 NAMED FIDUCIARIES means the Trustees and the Committee designated by the Employer to control and manage the operation and administration of the Plan.

1.36 NET VALUE means the value of an Employee's Accounts as determined as of the Valuation Date coincident with or next following the event requiring such determination.

1.37 NON-HIGHLY COMPENSATED EMPLOYEE means, with respect to a Plan Year, an Employee who is neither a Highly Compensated Employee nor a family member as provided in Section 414(q)(6) of the Code.

1.38 NORMAL RETIREMENT AGE means the date an Employee attains age sixty-five (65).

1.39 NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

1.40 ONE YEAR PERIOD OF SEVERANCE means a twelve (12) consecutive month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service. Notwithstanding the foregoing, if an Employee's Employment Commencement Date occurred prior to the Restatement Date, such Employee incurs a termination of service (as defined under the Prior
     Plan) during the Computation Period commencing immediately prior to the Restatement Date, such Employee's One Year Period of Severance shall be deemed to have commenced as of the first day following the last day of such Computation Period. Prior to the Restatement Date, a One Year Period of Severance means a Plan Year during which the Employee did not complete more than five hundred (500) Hours of Service.

     Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.41 PARTICIPANT means an Eligible Employee who, in accordance with the provisions of Section 2.3, has elected to participate in the Plan and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.42 PERIOD OF SERVICE means a period commencing with an Employee's Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service. Notwithstanding the foregoing, if and Employee's Employment Commencement Date occurred prior to March 1, 1993, such Employee's Period of Service shall not be less than the sum of:

     (a) the number of years of completed years of service credited to such Employee as of February 28, 1993 under the provisions of the Prior Plan; and

     (b) and additional year of service for the Computation Period beginning immediately prior to March 2, 1993, provided the Employee completes at least one thousand Hours of Service during such Computation Period; and

     (c) the period commencing on March 2, 1993 and ending on the date such Employee first incurs a Termination of Service.

     Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.40 shall not be included in determining a Period of Service.

     A period on or after the Restatement Date during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

     (a) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

     (b) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

     All Periods of Service not disregarded under Sections 2.5 and 4.3 shall be aggregated.

     Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by 365 and disregarding any fractional remainder.

1.43 PLAN  means   the  Financial  Federal  Savings  and  Loan  Association
     Incentive Savings Plan in RSI Retirement Trust, as herein restated and as it may be amended from time to time.

1.44 PLAN  ADMINISTRATOR   means  the  person  or  persons  who  have  been
     designated as such by the Employer in accordance with the provisions of Section 9.4.

1.45 PLAN FUNDS means the assets of the Plan held in the Trust Fund.

1.46 PLAN YEAR means the calendar year.

1.47 POSTPONED RETIREMENT DATE means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

1.48 PRIOR PLAN means the Financial Federal Savings and Loan Association Incentive Savings Plan as in effect on the date immediately preceding the Restatement Date.

1.49 QUALIFIED NONELECTIVE CONTRIBUTIONS means contributions, other than Matching Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:

     (i) the Participant's death, Disability or separation from service for other reasons;

     (ii) the Participant's attainment of age fifty-nine  and one-half (59-
          1/2); or

     (iii) termination of the Plan.

     Special Contributions defined under Section 1.55 are Qualified Nonelective Contributions.

1.50 RESTATEMENT DATE means March 2, 1993.

1.51 RETIREMENT DATE means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

1.52 ROLLOVER CONTRIBUTION means (a) a contribution to the Plan of money received by an Employee from a qualified plan or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan.

1.53 ROLLOVER CONTRIBUTION ACCOUNT means the separate, individual account established on behalf of an Employee to which his Rollover
     Contributions are credited together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.54 SPECIAL CONTRIBUTIONS means the contributions made by the Employer pursuant to Section 3.5. Special Contributions are Qualified Nonelective Contributions as defined under Section 1.49.

1.55 SPOUSE means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

1.56 TERMINATION OF SERVICE means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's active service ceases for any other reason.

     Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace,
     (ii) the Employee returns to employment with the Employer within six
     (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America.

     A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.

     Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section
     1.40 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

1.57 TRUST means the trust established or maintained under the Agreement with respect to the Plan.

1.58 TRUST FUND means the assets held in accordance with the Agreement.

1.59 TRUSTEES means the Trustees of the RSI Retirement Trust.

1.60 UNITS means the units of measure of an Employee's proportionate undivided beneficial interest in one or more of the Investment Accounts, valued as of the close of business.

1.61 VALUATION DATE means each business day.

                          ARTICLE II -
                 ELIGIBILITY AND PARTICIPATION

2.1  Eligibility

     (a)  Every   Employee  who  was  a  Participant  in  the  Prior   Plan
          immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

     (b)  Every other Employee  who is not excluded under the provisions of
          Section 2.2 shall become an Eligible Employee upon satisfying all of the following conditions:

          (i)  completion of a Period of Service of one (1) year;

          (ii) attainment of age twenty-one (21); and

          (iii) classification as a salaried Employee or an hourly paid Employee who is regularly scheduled to complete one thousand (1,000) Hours of Service in a Plan Year.

     (c) For purposes of determining (i) if an Employee completed a Period of Service of one (1) year and (ii) Periods of Service pursuant to Section 2.5, employment with an Affiliated Employer shall be deemed employment with the Employer.

     (d)  An Employee who otherwise  satisfies  the  requirements  of  this
          Section  2.1  but who is excluded under the provisions of Section
          2.2 shall become an Eligible Employee immediately upon classification as an Employee under the provisions of subsection
          (b)(iii).

2.2  INELIGIBLE EMPLOYEES

     The following classes of Employees are ineligible to participate in the Plan:

     (a) Employees compensated on an hourly-paid basis who are not regularly scheduled to complete at least one thousand (1,000) Hours of Service during a Plan Year.

     (b) Employees compensated on a daily, commission, fee, or retainer basis;

     (c)  Leased Employees;

     (d) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan; and

     (e) Owner-Employees. For purposes of this Section 2.2(e), Owner-Employee means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which adopted the Plan.

2.3  PARTICIPATION

     An Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant in the Plan on the Restatement Date. Commencing as of the Restatement Date, an Eligible Employee may elect to participate as of the first day of any payroll period following satisfaction of the eligibility requirements set forth in Section 2.1. Such election shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form, the Participant authorizes the Employer to make the applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Participant's election.

2.4  TERMINATION OF PARTICIPATION

     Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.

2.5  ELIGIBILITY UPON REEMPLOYMENT

     If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.

     If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and:

     (a) if such Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to a One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or (ii) the aggregate number of such Employee's Periods of Service credited before his One Year Period of Severance. If such former Employee's Periods of Service prior to his One Year Period of Severance are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of
          Section 2.2. If such former Employee's Periods of Service prior to his One Year Period of Severance are not recredited under this
          Section 2.5, such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee;

     (b) if such Employee is vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service
          prior to his One Year Period of Severance and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

                         ARTICLE III -
         CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

3.1  Basic Contributions

     The Employer shall make Basic Contributions for each payroll period in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such period under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections
     3.2 and 3.11, the amount of reduction authorized by the Eligible Employee shall be limited to whole percentages of Compensation and shall not be less than one percent (1%) nor greater than fifteen percent (15%). The Basic Contributions made on behalf of a Participant shall be credited to such Participant's Basic Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.2  LIMITATION ON BASIC CONTRIBUTIONS

     (a) The percentage of Basic Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:

          (i) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by two (2); provided that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations Section 1.401(m)-2 regarding the multiple use of the alternative deferral tests set forth in Sections 401(k) and 401(m) of the Code.

          If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Basic Contributions for a Highly Compensated Employee shall be determined by "leveling" the highest Actual Deferral Percentage until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage to the extent required to:

          (A) enable the Average Actual Deferral Percentage limitations to be met, or

          (B) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.

          If Basic Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Basic Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year.

          In the event that the Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of
          Section 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

     (b)  Basic  Contributions and elective  deferrals  (as  defined  under
          Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer made on behalf of any Participant during the 1993 Plan Year shall not exceed $8,994. For Plan Years commencing after December 31, 1993, Basic Contributions and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer shall not exceed $7,000, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code.

     (c) If Basic Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection
          (b), such contributions, including any earnings thereon as determined under Section 3.8, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Basic Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.

     (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).

3.3  CHANGES IN BASIC CONTRIBUTIONS

     Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Basic Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation

     Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Basic Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Basic Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten
     (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Basic Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. Not more often than once in any calendar quarter may an election be made which would prospectively increase, decrease, suspend or resume Basic Contributions made on behalf of a Participant.

     Notwithstanding the foregoing, a Participant who receives a Hardship distribution pursuant to Section 7.3(c)(iii) shall have his Compensation Reduction Agreement deemed null and void and all Basic Contributions made on behalf of such Participant shall be suspended until the later to occur of: (i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Basic Contributions to be made on his behalf. Basic Contributions following a Hardship distribution made pursuant to Section 7.3(c)(iii) shall be subject to the following limitations:

     (A) Basic Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution shall not exceed the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's Basic Contributions for the taxable year of the Hardship distribution, and

     (B) the percentage of Basic Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of Basic Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution. Basic Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date.

3.4  MATCHING CONTRIBUTIONS

     (a) The Employer shall make contributions on behalf of each Participant in an amount equal to twenty five percent (25%) of the first four percent (4%) such Participant's Basic Contributions, up to a maximum of one percent (1%) of the Participant's Compensation.

     (b) Matching Contributions shall be credited to the Participant's Matching Contribution Account and shall be invested in accordance with Article VI of the Plan.

     (c) If a Participant terminates his Basic Contributions, Matching Contributions attributable to such contributions will also cease. If Basic Contributions are suspended, the Matching Contributions attributable to such contributions will be suspended for the same period. Subject to the limitations set forth in subsection

          (a), if Basic Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Basic Contributions had been suspended or decreased may not be made up at a later date.

     (d) Matching Contributions will be reviewed from time to time and may be modified by the Employer's Board.

3.5  SPECIAL CONTRIBUTIONS

     In addition to any other contributions, the Employer may, in its discretion, make Special Contributions to the Plan for a Plan Year, to the Special Contribution Account of a Participant. Special Contributions shall be in an amount determined by the Board, as a percentage of the Compensation of Participants who are in the employ of the Employer on the last day of the Plan Year. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

     Alternatively, the Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.

     Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.

3.6  LIMITATION ON MATCHING CONTRIBUTIONS

     The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly
     Compensated Employees for the Plan Year shall not exceed the greater of:

     (a) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

     (b) the Average Actual Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by two (2); provided that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations Section 1.401(m)-2 regarding the multiple use of the alternative deferral tests set forth in Sections 401(k) and 401(m) of the Code.

          If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching
          Contributions   for   a  Highly

          Compensated  Employee  shall  be
          determined by "leveling" the highest Actual Contribution Percentage until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Actual Contribution Percentage of the Highly Compensated Employee with the highest Actual Contribution Percentage to the extent required to:

          (i)  enable   the   Average   Actual    Contribution   Percentage
               limitations to be met, or

          (ii) cause such Highly Compensated Employee's Actual Contribution Percentage to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next highest Actual Contribution Percentage and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.

     If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under
     Section 3.8, shall, to the extent vested, be characterized as Compensation payable to the Participant and any such vested Matching Contribution, including earnings thereon as determined under Section 3.8, shall be paid to the Participant from the applicable Account no later than two and one-half (2-1/2) months after the close of such Plan Year.

     In the event that the Plan satisfies the requirements of Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with the Plan, then this Section 3.6 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

3.7  AGGREGATE LIMIT; MULTIPLE USE OF ALTERNATIVE LIMITATION

     Multiple use of the alternative limitation in determining the Average Actual Deferral Percentage and Average Actual Contribution Percentage shall not be permitted.

     Multiple use of the alternative limitation occurs if, for the group of Eligible Employees who are Highly Compensated Employees, the sum of the Average Actual Deferral Percentage and the Average Actual Contribution Percentage exceeds the Aggregate Limit.
     For purposes of this Section 3.7, Aggregate Limit shall mean the greater of (a) or (b), where (a) and (b) are as follows:

     (a)  the sum of:

          (i) one hundred twenty-five percent (125%) of the greater of:

               (A)  the Average Actual Deferral Percentage for the group of
                    Eligible   Employees  who  are  Non-Highly  Compensated
                    Employees for the Plan Year; or

               (B)  the Average  Actual  Contribution  Percentage  for  the
                    group   of   Eligible   Employees  who  are  Non-Highly
                    Compensated Employees for the Plan Year; and

          (ii) two  (2)  plus  the  lesser  of  subsection   (a)(i)(A)   or
               (a)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the lesser of subsection (a)(i)(A) or
               (a)(i)(B).

     (b)  the sum of:

          (i)  one hundred twenty-five percent (125%) of the lesser of:

               (A)  the Average Actual Deferral Percentage for the group of
                    Eligible  Employees  who  are  Non-Highly   Compensated
                    Employees for the Plan Year; or

               (B)  the  Average  Actual  Contribution  Percentage for  the
                    group   of   Eligible   Employees  who  are  Non-Highly
                    Compensated Employees for the Plan Year; and

          (ii) two  (2)  plus  the  greater  of  subsection   (b)(i)(A)  or
               (b)(i)(B). In no event shall this amount exceed two hundred percent (200%) of the greater of subsection (b)(i)(A) or
               (b)(i)(B).

     If multiple use of the alternative limitation occurs, the Average Actual Deferral Percentage for all Highly Compensated Employees under the Plan shall be reduced in accordance with the provisions of Income Tax Regulations Section 1.401(m)-2(c).

3.8  INTEREST ON EXCESS CONTRIBUTIONS

     In the event Basic Contributions and/or Matching Contributions and/or Special Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.6 ("Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.8.

     The earnings allocable to excess Basic Contributions for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:

     (a) The amount of earnings attributable to the Participant's Basic Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Basic Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Basic Contribution Account and Special Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Basic Contribution Account and Special Contribution Account on the Participant's behalf during such Plan Year.

     (b) The amount of earnings attributable to the Participant's Basic Contribution Account and Special Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Basic Contributions and Special Contributions made to the Basic Contribution Account and Special Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Basic Contribution Account and Special Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

          The earnings allocable to excess Matching Contributions for an Allocation Period shall be equal to the sum of (A) and (B) where
          (A) and (B) are determined as follows:

          (A) The amount of earnings attributable to the Participant's Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant's behalf during such Plan Year.

          (B) The amount of earnings attributable to the Participant's Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

3.9  PAYMENT OF CONTRIBUTIONS TO THE TRUST

     As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver to the Trustees: (a) the Basic Contributions required to be made to the Trust during such payroll period under the applicable Compensation Reduction

     Agreements,
     and (b) the amount of all Matching Contributions required to be made to the Trust for such payroll period.

     Special Contributions to the Trust shall be forwarded by the Employer to the Trustees no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

3.10 ROLLOVER CONTRIBUTIONS

     Subject to such terms and conditions as may from time to time be established by the Committee and the Trustees, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Plan Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustees. Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.11 SECTION 415 LIMITS ON CONTRIBUTIONS

     (a) For purposes of this Section 3.11, the following terms and phrases shall have the meanings hereafter ascribed to them:

          (i)  "Annual  Additions"  shall  mean the sum  of  the  following amounts credited to a Participant's Accounts for the Limitation Year: (A) Employer contributions, including Basic Contributions, Special Contributions and Matching Contributions; (B) any Employee contributions; (C) forfeitures; and (D) contributions attributable to medical benefits as described in Sections 415(1)(1) and 419A(d)(2) of the Code. Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the Participant:

               (I) Basic Contributions which exceed the limitations set forth in Section 3.2(a);

               (II) Basic   Contributions   made  on  behalf  of  a  Highly
                    Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

               (III)  Matching  Contributions made on behalf  of  a  Highly
                    Compensated Employee which exceed the limitations set forth in Section 3.6.

          (ii) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

               (A) any change in the terms and conditions of the defined benefit plan after May 5, 1986; and

               (B) any cost of living adjustment occurring after May 5, 1986.

          (iii) "Defined Benefit Plan" and "Defined Contribution Plan" shall have the meanings set forth in Section 415(k) of the Code.

          (iv) "Defined Benefit Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the aggregate projected annual benefit (determined as of the last day of the Limitation Year) the Participant under all defined benefit plans (whether or not terminated) maintained by the Employer, and (B) the denominator of which is the lesser of:
               (I) the product of 125 (or such adjustment as required under
               Section  12.5)  and  the  dollar  limitation in effect under
               Section 415(b)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount which may be taken into account with respect to such Participant under
               Section 415(b)(1)(B) of the Code for such Limitation Year. Notwithstanding the above, if the Participant was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the dollar limitation of the denominator of this fraction will not be less than the Participant's Current Accrued Benefit.

          (v) "Defined Contribution Plan Fraction" for a Limitation Year shall mean a fraction, (A) the numerator of which is the sum of the Participant's Annual Additions under all defined contribution plans (whether or not terminated) maintained by the Employer for the current year and all prior Limitation Years (including annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer), and (B) the denominator of which is the sum of the maximum aggregate amounts for the current year and all prior Limitation Years with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). Maximum aggregate amounts" shall mean the lesser of (I) the product of 1.25 (or such adjustment as required under Section 12.5) and the dollar limitation in effect under Section 415(c)(1)(A) of the Code, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or (II) the product of 1.4 and the amount that may be taken into account under Section 415(c)(1)(B) of the Code; provided, however, that the Committee may elect, on a uniform and nondiscriminatory basis, to apply the special transition rule of Section 415(e)(6) of the Code applicable to Limitation Years ending before January 1, 1983 in determining the denominator of the Defined Contribution Plan Fraction.

          (vi) "Limitation Year" shall mean the calendar year.

          (vii)  "Section  415  Compensation"   shall  be  a  Participant's
               remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6).

     (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.

     (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.

     (d) Notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:

          (i) $30,000 or, if greater, one-fourth (1/4th) of the defined benefit dollar limitation set forth in Section 415(b)(1)(A) of the Code as in effect for the Limitation Year; or

          (ii) twenty-five percent (25%) of the Participant's Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include (A) any contribution for medical benefits within the meaning of Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and (B) any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.

     (e) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection
          (d):

          (i)  Basic Contributions;

          (ii) Special Contributions; and

          (iii) Matching Contributions.

     (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection
          (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be used to reduce the Basic Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Basic Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year.

     (g) If a Participant participates in both (i) the Plan and/or any other defined contribution plan maintained by the Employer and
          (ii) any defined benefit plan or plans maintained by the Employer, the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction shall not exceed the sum of 1.0.

     (h) If the sum determined under subsection (g) for any Participant exceeds 1.0, the Defined Contribution Plan Fraction of such Participant as provided in the defined contribution plan or plans maintained by the Employer shall be reduced in order that such sum shall not exceed 1.0.

                          ARTICLE IV -
                    VESTING AND FORFEITURES

4.1  Vesting

     (a) An Employee shall always be fully vested in the Net Value of his Basic Contribution Account, the Net Value of his Special
          Contribution Account and the Net Value of his Rollover Contribution Account.

     (b) A Participant shall become fully vested in the Net Value of his Matching Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

     (c) A Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account in accordance with the following schedule:

             Vested
                PERIOD OF SERVICE                 PERCENTAGE
          Less than 3 years                         0%

          3 years but less than 4 years        33-1/3%
          4 years but less than 5 years        66-2/3%
          5 or more years                         100%

          For purposes of determining a Participant's Period of Service under this subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.

          For purposes of determining a Participant's vested percentage of the Net Value of his Matching Contribution Account, all Periods of Service shall be included.

     (d) The vested Net Value of a Participant's Matching Contribution Account shall be determined as follows:

          (i) the Participant's Matching Contribution Account shall first be increased to include (A) that portion of such Account which had been previously withdrawn in accordance with Sections 7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination;

          (ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Account as determined in accordance with clause (i);

          (iii) the amount determined in accordance with clause (ii) shall then be reduced by (A) that portion of such Account which had been previously withdrawn in accordance with Sections
               7.2 and 7.3 and (B) that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.

4.2  FORFEITURES

     If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be treated as Matching Contributions and shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

     If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with his termination of employment. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with his termination of employment, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

     If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest or elects to receive installment payments pursuant to Section or 7.6(d), the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.

4.3  VESTING UPON REEMPLOYMENT

     (a) For purposes of this Section 4.3, "Period of Service" means an Employee's Period of Service determined in accordance with
          Section 4.1(c).

     (b) For the purpose of determining a Participant's vested interest in the Net Value of his Matching Contribution Account:

          (i) if an Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year

               Periods  of
               Severance is less than the greater of: (A) five (5) years or (B) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

          (ii) if a Participant is partially vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five
               (5) consecutive One Year Periods of Severance, a former Participant's vested interest in the Net Value of the Matching Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

          (iii) if a Participant is fully vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.

                          ARTICLE V -
               Trust Fund and Investment Accounts

5.1  Trust Fund

     The Employer has adopted the Agreement as the funding vehicle with respect to the Investment Accounts.

     All contributions forwarded by the Employer to the Trustees pursuant to the Agreement shall be held by them in trust and shall be used to purchase Units on behalf of the Plan in accordance with the terms and provisions of the Agreement. Contributions designated for investment in any Investment Account of the Trust Fund shall be allocated proportionately to and among the classes of Units so selected for such Investment Account.

     All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

     The Trustees shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Agreement. The Trustees may maintain such part of the Trust Fund in cash uninvested as they shall deem necessary or desirable. The Trustees shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Agreement.

5.2  INTERIM INVESTMENTS

     The Trustees may temporarily invest any amounts designated for investment in any of the Investment Accounts of the Trust Fund identified herein in the Investment Account which provides for short-term investments and retain the value of such contributions therein pending the allocation of such values to the Investment Accounts designated for investment.

5.3  ACCOUNT VALUES

     The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Units credited to such

     Account.  The Units shall be
     valued from time to time by the Trustees in accordance with the Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

     Upon receipt by the Trustees of Basic Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special Contributions, such contributions shall be applied to purchase Units for such Employee's Account, using the value of such Units as of the close of business on the date received. Whenever a distribution is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Units credited to such Employee shall be reduced accordingly and each such distribution shall be charged against the Units of the Investment Accounts of such Employee pro rata according to their respective values.

     For the purposes of this Section 5.3, fractions of Units as well as whole Units may be purchased or redeemed for the Account of an Employee.

                          ARTICLE VI -
  Investment Directions, Changes of Investment Directions and
             Transfers Between Investment Accounts

6.1  INVESTMENT DIRECTIONS

     Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Units in any one or more of the Investment Accounts of the Trust Fund . Such direction shall indicate the percentage, in multiples of ten percent (10%), in which Basic Contributions, Matching Contributions, Special Contributions and Rollover Contributions shall be made to the designated Investment Accounts.

     To the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Units in the Investment Account which provides for short-term investments.

6.2  CHANGE OF INVESTMENT DIRECTIONS

     A Participant may change any investment direction not more often than once in any calendar quarter by completing and filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such direction. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

6.3  TRANSFERS BETWEEN INVESTMENT ACCOUNTS

     By filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such change, a Participant or Beneficiary may, not more often than once in any calendar quarter, direct that multiples of ten percent (10%) of the Net Value of any one or more Investment Accounts be transferred to any one or more of the other Investment Accounts. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

6.4  EMPLOYEES OTHER THAN PARTICIPANTS

     (a)  INVESTMENT DIRECTION

          An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.10, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Units in any one or more of the Investment Accounts. Such direction shall indicate the percentage, in multiples of ten percent (10%), in which contributions shall be made to the designated Investment Accounts. To the extent any Employee shall fail to make an investment direction, the Rollover

          Contributions shall be applied
          to the purchase of Units in the Investment Account which provides for short-term investments.

     (b)  TRANSFERS BETWEEN INVESTMENT ACCOUNTS

          An Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than once in any calendar quarter, direct that multiples of ten percent (10%) of the Net Value of any one or more Investment Accounts be transferred to any one or more of the other Investment Accounts. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustees and shall be affected within seven (7) days of the Trustees' receipt of such direction.

                         ARTICLE VII -
                     Payment of Benefits *

7.1  GENERAL

     (a) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.

     (b) Notwithstanding the foregoing, if payments are to be made on a monthly basis and if, in the judgment of the Committee, payments are too small to warrant monthly payments, the Committee, in its sole discretion, may determine to make such payments in a lump sum or in quarterly, semi-annual, or annual installments.

     (c) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.

     (d) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with
          Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.

7.2  NON-HARDSHIP WITHDRAWALS

     (a) Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee each Participant who has attained age fifty-nine and one-half (59-1/2), or each Employee who has attained age fifty-nine and one-half (59-1/2) and who solely maintains a Rollover Contribution Account, shall be entitled to withdraw all or any portion of his Accounts in the following order of priority not more often than once during any Plan Year:

          (i)  the Net Value of his Basic Contribution Account;

          (ii) the Net Value of his Special Contribution Account;

          (iii) the Net Value of the Employee's Rollover Contribution Account provided that such Participant or Employee shall have satisfied such additional terms and conditions as the Committee may deem necessary; and

          (iv) only that portion of the vested interest in the Net Value of his Matching Contribution Account.

     (b) Withdrawals under this Section 7.2 shall be made by the redemption of Units from each of the Participant's Accounts on a pro rata basis from the Investment Accounts selected by the Participant pursuant to Article VI.

7.3  HARDSHIP DISTRIBUTIONS

     (a) For purposes of this Section 7.3, a "Hardship" distribution shall mean a distribution that is (i) made on account of a condition which has given rise to immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

     (b)  Immediate and Heavy Financial Need:

          A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

          (i) expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code; or

          (ii) purchase   (excluding  mortgage  payments)  of  a  principal
               residence of the Participant; or

          (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's Spouse, children or any of the Participant's dependents as defined under Section 152 of the Code; or

          (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

          (v) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.

     (c)  Necessary to Satisfy Such Financial Need:

          (i) A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the
               Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution, or (B) such need may not be satisfied from other resources that are reasonably available to the Participant.

          (ii) A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

               (A) through reimbursement or compensation by insurance or otherwise,

               (B) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need,

               (C)  by   cessation   of  Basic  Contributions  or  Employee
                    contributions, if any, under the Plan, or

               (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

               For purposes of this subsection (c)(ii), the Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

          (iii) Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met:

               (A)  all of the following requirements are satisfied:

                    (I) the distribution is not in excess of (1) the amount of the immediate and heavy financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such distribution;

                    (II) the  Participant  has  obtained all distributions,
                         other than Hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

                    (III) the Plan, and all other plans maintained  by  the
                         Employer, provide that the Participant's elective contributions and Employee contributions, if any, will be suspended for at least twelve (12) months after receipt of the Hardship distribution; and

                    (IV) the Plan, and all other  plans  maintained  by the
                         Employer, provide that the Participant may not make elective contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the Hardship distribution; or

               (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.

     (d) A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.3), apply not more often than once in any Plan Year to the Committee for a Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of an Employee's (i) Basic Contributions, (ii) Net Value of his Rollover Contribution Account and (iii) vested interest in the Net Value of his Matching Contribution Account.

     (e) Distributions under this Section 7.3 shall be made in the following order of priority:

          (i)  Participant's   Basic  Contribution  Account,  exclusive  of
               investment earnings;

          (ii) the Net Value of the Participant's Special Contribution Account, if any;

          (ii) the  Net  Value  of  the  Employee's  Rollover  Contribution
               Account; and

          (iii) the vested interest in the Net Value of the Participant's Matching Contribution Account.

     (f) Distributions under this Section 7.3 shall be made by the redemption of Units from each of the Participant's Accounts on a pro rata basis from the Investment Accounts selected by the Participant pursuant to Article VI.

     (g)  A Participant  who  receives  a  Hardship distribution under this
          Section 7.3 may have his Basic Contributions suspended in accordance with Section 3.3.

7.4  DISTRIBUTION  OF  BENEFITS  FOLLOWING  RETIREMENT  OR  TERMINATION  OF
SERVICE

     (a) If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of Section 7.5 or 7.6 or 7.8. The amount of such distribution shall be the vested interest in the Net Value of his Accounts as of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation acceptable to the Trustees for such purpose.

     (b) An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date or in the form of installments, may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.

     (c) An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section
          7.5 or 7.6 or 7.8.

7.5  PAYMENTS UPON RETIREMENT OR DISABILITY

     (a) If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date, a lump sum distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date.

     (b) If an Employee incurs a Termination of Service as of his Early Retirement Date or if an Employee incurs a Termination of Service due to Disability, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer.

     (c) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of his Early Retirement Date or incurs a Termination of
          Service due to Disability may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date; provided, however, that the Valuation Date may not be later than thirteen (13) months following his Termination of Service. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date.

     (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts in the form of installments over a period not to exceed ten (10) years. The vested interest in the Net Value of his Accounts shall be determined as of such Valuation Date or Valuation Dates in each such Plan Year as may be elected by such Employee and shall be based on the respective values of the Employee's Units in each Investment Account as of such Valuation Date or Valuation Dates. The amount of the installment payment shall be distributed by the redemption of Units from the Employee's Accounts on a pro rata basis among such Employee's Investment Accounts. Any portion of the vested interest in the Net Value of the Accounts of such former Employee which shall not have been so paid shall continue to be held for his benefit or for the benefit of his Beneficiary in the Employee's Investment Accounts. If an Employee elects to receive his benefit pursuant to this subsection (d), the installment period may not extend beyond the life expectancy of such Employee or the life expectancy of such Employee and his Beneficiary.

     (e) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his
          Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at least ten (10) days prior to the Employee's Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall (i) be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's deferred distribution date or (ii), upon the election of the Employee, commence to be distributed in installments in accordance with the provisions of subsection (d).

     (f) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be made payable to the trustee of another qualified pension or profit-sharing plan designated by the Employee. Such lump sum distribution shall be made within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.

7.6 PAYMENTS UPON TERMINATION OF SERVICE FOR REASONS OTHER THAN RETIREMENT OR DISABILITY

     (a) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustees in accordance with subsection (e), is equal to or less than $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating that he incurred a Termination of Service.

     (b) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustees in accordance with subsection (e), exceeds $3,500, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer.

     (c) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability may, subject to the provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his termination; provided, however, that the Valuation Date may not be later than thirteen
          (13) months following his Termination of Service. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Employee's distribution date.

     (d) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be made payable to the trustee of another qualified pension or profit-sharing plan designated by the Employee. Such lump sum distribution shall be made within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation.

     (e) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts pursuant to an optional form of benefit payment in accordance with subsection (c), (d) or (e), the Employer shall notify the Trustees of such termination.

7.7  PAYMENTS UPON DEATH

     (a) In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant's Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse's consent acknowledges understanding of the effect of such election and
          (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.

     (b) In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

     (c) The designation of a Beneficiary who is other than a Participant's Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this Section 7.7, "person" includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.

     (d) A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior election by submitting written notification of such revocation. Such revocation shall result in the reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person as Beneficiary in accordance with the provisions of subsection (a). The number of election forms and revocations shall not be limited.

     (e) Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.

     (f) If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

     (g) If a Participant dies before his entire vested interest in the Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant's death. Notwithstanding the foregoing, if, prior to the Participant's death:

          (i) the Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (B) the last Valuation Date which occurs within one (1) year of the Participant's death; or

          (ii) the Participant had elected to receive and had begun receiving a distribution in the form of installments, such Beneficiary shall receive distributions over the remaining installment period, at the times set forth in such election.

          If the Beneficiary is the Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.

     (h) Notwithstanding anything in the Plan to the contrary, the provisions of subsections (a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.

7.8  DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS

     For purposes of this Section 7.8, the following definitions shall apply:

     (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

     (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (d) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) or the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten(10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          This Section 7.8 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

7.9  COMMENCEMENT OF BENEFITS

     (a) Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (i) the attainment by the Employee of age sixty-five (65), (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the termination of the Employee's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

     (b)  Distributions to five-percent owners:

          The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

     (c)  Distributions to other than five-percent owners:

          The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1, 1988, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).

          The vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).

                         ARTICLE VIII -
                     Loans to Participants

8.1  DEFINITIONS AND CONDITIONS

     (a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:

          (i) "Borrower" means a Participant or a "Party in Interest" (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provision s of Section 7.5(d) or 7.7.

          (ii) "Loan  Account"  means  the  separate,  individual   account
               established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

     (b) To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.

8.2  LOAN AMOUNT

     Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Basic Contribution Account, vested Matching Contribution Account, Special Contribution Account and Rollover Contribution Account, or (b) $50,000, reduced by the highest outstanding loan balance during the preceding twelve (12) months. The minimum loan permitted shall be $1,000. For purposes of this Section 8.2, the Net Value of a Borrower's Accounts includes the Borrower's Loan Accounts under
     Section 8.4(d).

8.3  TERM OF LOAN

     All loans shall be for a fixed term of not more than five (5) years, except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Participant, may, in the discretion of the Committee, be made for a term of not more than fifteen (15) years. Interest on a loan shall be based on a reasonable rate of interest. Such rate shall be the "prime rate" as set forth in the first publication of THE WALL STREET JOURNAL issued during the month in which the Borrower requests the loan, rounded to the nearest quarter of one percent (1/4 of 1%), increased by one (1) percentage point. Such rate shall remain in effect until the Loan Account is closed.

8.4  OPERATIONAL PROVISIONS

     (a) An application for a loan shall be filed in the form and manner prescribed by the Committee ten (10) days prior to the Valuation Date as of which such loan is requested. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of such Valuation Date.

     (b) The amount of the loan shall be distributed from the Investment Accounts in which the Borrower's Accounts are invested, in the following order of priority:

          (i)  Basic Contribution Account;

          (ii) Special Contribution Account, if any;

          (iii) Rollover Contribution Account; and

          (iv) vested Matching Contribution Account.

          Distributions from each of the foregoing Accounts shall be made on a pro rata basis among the Investment Accounts selected pursuant to Section 6.1.

     (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation: (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustees; (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustees, or the Committee as agent for the Trustees, as an asset of the Borrower's Loan Account pursuant to subsection (d).

     (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower's (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.

     (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Borrower's

          Accounts   pursuant   to   Section  8.6(c),  and
          foreclosure of such lien is deferred until the Borrower's Termination of Service pursuant to Section 8.6(c)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower's Loan Account shall be charged with interest on the unpaid principal and interest thereon.

     (f) A Borrower will be permitted no more than one (1) outstanding loan at any time, with the exception of any Borrower who had more than one (1) outstanding loan prior to the Restatement Date.

8.5  REPAYMENTS

     (a) If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

          If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.

     (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with
          Section 6.1.

     (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.

     (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. Alternatively and subject to such other terms and conditions as may be established from time to time by the Committee, a Borrower may prepay a portion of his loan on any Valuation Date. Such prepayment shall be applied first to all accrued and unpaid interest on the outstanding balance of the loan. After any partial prepayment of principal, interest will only be charged on the remaining outstanding balance of the loan.

     (e) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and
          unpaid  interest   thereon,  shall  become  immediately  due  and
          payable.

8.6  DEFAULT

     (a) If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

     (b) If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:

          (i) if the Borrower is in the employment of the Employer, upon the Borrower's Termination of Service; or

          (ii) if the Borrower is not in the employment of the Employer, immediately upon default.

          Thereupon, the vested interest in the balance of the Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.

     (c) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Matching Contribution Account, Basic Contribution Account, Special Contribution Account and/or Rollover Contribution Account for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee, authorize Basic Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve (12) months.

8.7  COORDINATION OF OUTSTANDING ACCOUNT AND PAYMENT OF BENEFITS

     (a) If the Borrower has an outstanding Loan Account and is either (i) scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, or (ii) scheduled to receive the last installment payment under a previous election made in accordance with the provisions of
          Article VII to receive payments in a form other than the normal form of benefit payments, then, at the time of the distribution or payment under clause (i) or (ii) above, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under Section 7.2 or
          Section 7.3, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to
          Section 8.6.

     (b) Except as otherwise provided in Section 8.2, any reference in the Plan to the Net Value of Units in a Borrower's Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount and any accrued, unpaid interest thereon, as provided in this Article VIII

                          ARTICLE IX -
                         Administration

9.1  GENERAL ADMINISTRATION OF THE PLAN

     The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX.

9.2  DESIGNATION OF NAMED FIDUCIARIES

     The management and control of the operation and administration of the Plan shall be allocated in the following manner:

     (a) The Employer shall designate the Trustees as a Named Fiduciary to perform those functions set forth in the Agreement or the Plan that are assigned to the Trustees.

     (b) The Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Agreement or the Plan that are assigned to such Committee.

     (c) A Trust Participant (as defined under the Agreement) may delegate to a person or persons the duties and responsibilities for voting Units set forth under the Agreement.

9.3  RESPONSIBILITIES OF FIDUCIARIES

     The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan or the Agreement.

     To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Employer as being proper under the Plan or the Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Employer.

     No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

     The allocation of responsibility between the Trustees and the Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

9.4  PLAN ADMINISTRATOR

     The Employer shall designate the Trustees as the Trustee Administrator and shall designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement or the Plan that are assigned to the Plan Administrator.

     The duties and responsibilities of a plan administrator under ERISA shall be allocated between the Plan Administrator and the Trustee Administrator as set forth herein or in the Agreement. Such allocation may be changed only by written agreement between the parties and shall not be deemed an amendment to the Plan.

     The Plan Administrator shall be solely responsible for monitoring and notifying the Trustees of an Employee's age for all purposes under the Plan.

     The Plan Administrator is designated as the Plan's agent for the service of legal process.

9.5  COMMITTEE

     The members of the Committee designated by the Employer under Section 9.2(b) shall serve for such term(s) as the Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

     The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustees as the act of the Committee. The Trustees shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.

     The Employer may, pursuant to Employer Resolutions and upon notice to the Trustees, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

9.6  POWERS AND DUTIES OF THE COMMITTEE

     The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:

     (a) Power to Construe - Except as otherwise provided in the Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions of fact which may arise thereunder.

     (b) POWER TO MAKE RULES AND REGULATIONS - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

     (c) POWERS AND DUTIES WITH RESPECT TO INFORMATION - The Committee shall have the power and responsibility:

          (i) to obtain such information as shall be necessary for the proper discharge of its duties;

          (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

          (iii) to receive, review and retain periodic reports of the financial condition of the Trust Fund; and

          (iv) to receive, collect and transmit to the Trustees all information required by the Trustees in the administration of the Accounts of the Employee as contemplated in Section 9.7.

     (d)  POWER  OF  DELEGATION  - The Committee shall have  the  power  to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

     (e) POWER OF ALLOCATION - Subject to the written approval of the Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

     (f) DUTY TO REPORT - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection
          (e) shall report to the Committee at least annually. The Committee shall report to the Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

     (g) POWER TO EMPLOY ADVISORS AND RETAIN SERVICES - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

9.7  CERTIFICATION OF INFORMATION

     The Committee shall certify to the Trustees on such periodic or other basis as may be agreed upon, but in no event later than ten (10) days before any Valuation Date as of which the Trustees must effect any action with respect to any Accounts held under the provisions of the Plan, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustees shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.

9.8  AUTHORIZATION OF BENEFIT PAYMENTS

     The Committee shall forward to the Trustees any application for payment of benefits within a reasonable time after it has approved such application. The Trustees may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

9.9  PAYMENT OF BENEFITS TO LEGAL CUSTODIAN

     Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustees to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

9.10 SERVICE IN MORE THAN ONE FIDUCIARY CAPACITY

     Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

9.11 PAYMENT OF EXPENSES

     The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustees to the extent required, except that any expenses directly related to the Trust Fund, such as transfer taxes, brokers' commissions, registration charges, or administrative expenses of the Trustees (including expenses of counsel retained by it in accordance with the Agreement), shall be paid from the Trust Fund or from such Investment Account to which such expenses directly relate.

     The Employer may charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions or Account transfers. The Employer will charge Employees loan origination fees and all annual maintenance fees associated with loans.

                          ARTICLE X -
                    Benefit Claims Procedure

10.1 DEFINITION

     For purposes of this Article X, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

10.2 CLAIMS

     A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.

10.3 DISPOSITION OF CLAIM

     The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.

10.4 DENIAL OF CLAIM

     If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan
     Administrator to the Claimant and such notice shall include the following:

     (a) a statement that the claim for the benefits under this Plan has been denied;

     (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

     (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

     (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

10.5 INACTION BY PLAN ADMINISTRATOR

     A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety
     (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with Section 10.3.

10.6 RIGHT TO FULL AND FAIR REVIEW

     A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.

10.7 TIME OF REVIEW

     The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.

10.8 FINAL DECISION

     The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.

                          ARTICLE XI -
             Amendment, Termination, and Withdrawal

11.1 AMENDMENT AND TERMINATION

     The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend (subject to the approval of the Trustees), in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of
     Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustees of the proper documentation indicating the Participant's distribution date.

     If any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

     The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

     (a)  sixty (60) days after the amendment is adopted;

     (b)  sixty (60) days after the amendment becomes effective; or

     (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

11.2 WITHDRAWAL FROM THE TRUST FUND

     An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Agreement.

                         ARTICLE XII -
                   Top-Heavy Plan Provisions

12.1 INTRODUCTION

     Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined.

12.2 DEFINITIONS

     For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

     (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.

     (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.

     (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

     (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) one of the ten (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of
          Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2%) interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than $150,000. For purposes of computing the Top-Heavy

          Earnings  in  subsections  (d)(i),   (d)(ii)  and
          (d)(iv), the aggregation rules of Sections 414(b), (c),  (m)  and
          (o) of the Code shall apply.

     (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

     (f) "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in
          Section 414(q)(8) of the Code.

     (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

     (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

     (i) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy.

     (j) "Related Rollover Contributions" means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

     (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

     (l)  A  "Super  Top-Heavy  Plan"  means  a Plan in which, for any Plan
          Year:

          (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

          (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

          (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

     (m) "Top-Heavy Earnings" means, for any year, compensation as defined under Section 414(q)(7) of the Code, up to a maximum of $200,000 adjusted as prescribed by the Secretary of the Treasury under
          Section 401(a)(17) of the Code. In determining Top-Heavy Earnings, the rules of Section 414(q)(6) of the Code shall apply except that the term "family" shall include only the Spouse and those lineal descendants of the Employee who have not attained age nineteen (19) before the close of the Plan Year.

     (n)  A "Top-Heavy Plan" means a Plan in which, for any Plan Year:

          (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

          (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

          (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

     (o)  "Top-Heavy Ratio" means:

          (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

          (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive
               Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

          (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account
               balances   and

               Present  Value  of  Accrued  Benefits  of  a
               Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

     (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (1) and
          (n) means the last date of the Plan Year.

     For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer".

12.3 LIMIT ON TOP-HEAVY EARNINGS

     For any Plan Year in which the Plan is a Top-Heavy Plan, Top-Heavy Earnings taken into account for purposes of determining Employer contributions for such Plan Year on behalf of any Participant shall be limited to a maximum of $200,000. This maximum shall be subject to annual cost-of-living adjustments prescribed by the Secretary of the Treasury or his delegate in accordance with regulations adopted by the Secretary for such purpose.

12.4 MINIMUM CONTRIBUTIONS

     If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:

     (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Matching Contributions and Special Contributions, made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant's Section 415 Compensation (as defined under Section 3.11(a)(vii) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of Matching Contributions and Special Contributions, as a percentage of the first $200,000 of Key Employees' Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.4 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom  the percentage of Matching Contributions  is
          highest in such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution.

     (b) Notwithstanding the foregoing, this Section 12.4 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy.

     (c) For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:

          (i)  Qualified Nonelective Contributions;

          (ii) Matching Contributions made by the Employer on behalf of Key Employees; and

          (iii) Basic Contributions made by the Employer on behalf of Key Employees.

     (d) Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Basic Contributions.

12.5 IMPACT ON SECTION 415 MAXIMUM BENEFITS

     For any Plan Year in which the Plan is a Super Top-Heavy Plan, Sections 3.11(a)(iv) and (v) shall be read by substituting the number
     1.0 for the number 1.25 wherever it appears therein. For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this
     Section 12.5, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under Section 12.4(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.5 if the minimum contribution satisfies Section 12.4(a) when four percent (4%) is substituted for three percent (3%) in Section 12.4(a)(i).

12.6 VESTING

     If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 4.1(c), the Vested Percentage of a Participant who has at least one
     (1) Hour of Service with the Employer after the Plan becomes Top-Heavy shall be equal to the following Vested Percentage of his accrued benefit, determined in accordance with the following table:

          PERIOD OF SERVICE           VESTED PERCENTAGE

          Less than 2 years                 0%
          2 years but less than 3          20%
          3 years but less than 4          40%
          4 years but less than 5          60%
          5 or more years                 100%
     Notwithstanding the foregoing provision, each Participant with at least three (3) years of Vested Service with the Employer shall have his vested percentage computed under the greater of the provisions of this Section 12.6 or the provisions of Section 4.1(c).

     For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 4.1(c), subject to the following conditions:

     (a) the vested percentage of a Participant's accrued benefit before the Plan ceased to be a Top-Heavy Plan shall not be reduced; and

     (b) after the Plan ceases to be a Top-Heavy Plan, each Participant with at least a three (3) year Period of Service with the Employer shall have his vested percentage computed under the greater of the provisions of this Section 12.6, or the vesting schedule set forth in Section 4.1(c).

                        ARTICLE XIII -
                   Miscellaneous Provisions

13.1 NO RIGHT TO CONTINUED EMPLOYMENT

     Neither the establishment of the Plan, nor any provisions of the Plan or of the Agreement establishing the Trust nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

13.2 MERGER, CONSOLIDATION, OR TRANSFER

     The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.3 NONALIENATION OF BENEFITS

     Benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

13.4 MISSING PAYEE

     Any other provision in the Plan or Agreement to the contrary notwithstanding, if the Trustees are unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due. However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

13.5 AFFILIATED EMPLOYERS

     All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

13.6 SUCCESSOR EMPLOYER

     In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

13.7 RETURN OF EMPLOYER CONTRIBUTIONS

     Any other provision of the Plan or Agreement to the contrary notwithstanding, upon the Employer's request and with the consent of the Trustees, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

     Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA.

13.8 CONSTRUCTION OF LANGUAGE

     Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

13.9 HEADINGS

     The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.10 GOVERNING LAW

     The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, except to the extent that such laws are preempted by the Federal laws of the United States of America.

                          AMENDMENT NUMBER ONE

                                   TO

             FINANCIAL FEDERAL SAVINGS AND LOAN ASSOCIATION

                         INCENTIVE SAVINGS PLAN

                        IN RSI RETIREMENT TRUST

Pursuant to Section 11.1 of Financial Federal Savings and Loan
Association Incentive Savings Plan in RSI Retirement Trust ("Plan"), the Plan is amended as follows, effective as _of the dates set forth herein:

1. ARTICLE I - Effective as of January 1, 1994, the third sentence of the definition of Actual Contribution Percentage, Section 1.2, shall be amended by substituting the word "compensation" for the word "Compensation".

2. ARTICLE I - Effective as of January 1, 1994, the third sentence of the definition of Actual Deferral Percentage, Section 1.3, shall be amended by substituting the word "compensation" for the word "Compensation".

3. ARTICLE I - Effective as of March 22, 1994, the definition of Investment Accounts, Section 1.31, shall be amended by adding the following sentence to the end thereof:Commencing March 22, 1994, Investment Accounts shall include any investment account established and governed pursuant to the pr ovisions of the Separate Agreement entered into in connection with such account between the Employer and the Separate Agency elected as trustee for such investment account.

4. ARTICLE I - Effective as of March 22, 1994, the definition of Named Fiduciaries, Section 1.35, shall be amended in its entirety to read as follows:

1.35 Named Fiduciaries means the Trustees, the Committee and such other parties who are designated by the Employer to control and manage the operation and administration of the Plan.

5. ARTICLE I - Effective as of March 22, 1994, the definition of Plan, Section 1.43, shall be amended by adding the following sentence at the end thereof:

Commencing   March 22, 1994    , the Plan shall be a Plan of Partial
Participation as defined in the Agreement.

6. ARTICLE I - Effective as of March 22, 1994, the definition of Plan Funds, Section 1.45 shall be amended by adding the words "and Separate Assets held under any Separate Agreement" immediately following the words "Trust Fund".7.
                                         ARTICLE  I - Effective as of
March 22, 1994, Article I shall be amended by adding the following new definitions as Sections 1.54, 1.55 and 1.56 immediately following the definition of Rollover Contribution Account, Section 1.53, and the former Sections 1.54, 1.55 and 1.56 and all subsequent Sections of
Article I and all cross-references thereto shall be renumbered accordingly:

1.54 Separate Agency means any trustee or insurance carrier holding Plan Funds under a Separate Agreement.

1.55 Separate Agreement means the trust agreement or insurance contract governing the investment and administration of any Separate Assets.1.56
                                                Separate Assets means
assets of the Plan as described in Section 5.6 which are held under an insurance contract issued to the Employer or held in a trust other than the Trust and which assets are not administered by the Trustees. Effective as of March 22, 1994, the Separate Assets shall consist exclusively of common stock of the Employer which shall be maintained in an Investment Account established for such purpose and shall be referred to herein as the Employer stock fund.

8. ARTICLE II - Effective as of March 22, 1994, Article II shall be amended by adding the following new Section as Section 2.6 and the Table of Contents shall be revised accordingly:

2.6 Eligibility Upon Reemployment of Employees Subject to Section 16(b) of the Securities Exchange Act of 1934Notwithstanding anything contained in the Plan to the contrary, if an Employee subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 incurs a Termination of Service and again performs an Hour of Service, such Employee shall not be eligible to participate in the Plan until the later of: (a) the date which is six (6) months from the date such Employee incurred a Termination of Service or (b) the date such Employee again performs an Hour of Service with the Employer; provided such Employee is not excluded from participating under the provisions of
Section 2.2.

9. ARTICLE III - Effective as of March 22, 1994, Section 3.9 shall be amended in its entirety to read as follows and the Table of Contents shall be revised accordingly:

3.9 Payment of Contributions to the Trust and Separate AgencyAs soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver (a) to the Trustees: (i) the Basic Contributions required to be made to the Trust during such payroll period under the applicable Compensation Reduction Agreements, and (ii) the amount of all Matching Contributions required to be made to the Trust for such payroll period and (b) to the Separate Agency: (i) the Basic Contributions required to be made to the Separate Agency during such payroll period under the applicable Compensation Reduction Agreements, and (ii) the amount of all Matching Contributions required to be made to the Separate Agency during such payroll period.

Special Contributions to the Trust and to the Separate Agency shall be forwarded by the Employer to the Trustees and to the Separate Agency no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

10.       ARTICLE  V - Effective as of March 22, 1994, the title of
Article V shall be amended as follows and the Table of Contents shall be revised accordingly:

          Trust Fund, Investment Accounts and Voting Rights

11. ARTICLE V - Effective as of March 22, 1994, the first paragraph of Section 5.1 shall be amended in its entirety to read as follows:

The Employer has adopted the Agreement as the funding vehicle with respect to the Investment Accounts other than the Employer stock fund.
Commencing _    March 22, 1994  , the Employer has adopted the Separate
Agreement as the funding vehicle with respect to the Employer stock fund.

12. ARTICLE V - Effective as of March 22, 1994, Section 5.1 shall be amended by adding the following as the third paragraph thereof and the former third paragraph and all subsequent paragraphs shall follow accordingly:

All contributions forwarded by the Employer to the Separate Agency pursuant to the Separate Agreement shall be held by them in trust in accordance with the terms and provisions of the Separate Agreement.

13. ARTICLE V - Effective as of March 22, 1994, the second sentence of the third paragraph of Section 5.1 prior to its renumbering hereunder shall be amended by deleting "and Trust" that appears at the end thereof and by adding ",Trust and Separate Agency" in lieu thereof.

14. ARTICLE V - Effective as of March 22, 1994, the third paragraph of Section 5.1 prior to its renumbering hereunder shall be amended by deleting the words "Trust Fund" and by inserting the words "Plan Funds" wherever such words appear.

15. ARTICLE V - Effective as of March 22, 1994, Section 5.1 shall be amended by adding the following as the last paragraph of such
Section:

The Separate Agency shall invest the Separate Assets in accordance with, and shall be governed by, the terms and provisions of the Plan and the Separate Agreement.

16. ARTICLE V - Effective as of March 22, 1994, Section 5.3 shall be amended in its entirety to read as follows:

5.3 Account ValuesThe Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust and Separate Agency as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Units credited to such Account. The applicable Units shall be valued from time to time by the Trustees and Separate Agency, respectively, in accordance with the Agreement and Separate Agreement, but not less often than monthly.

On the basis of such valuations, each Employee's Accounts shall be adjusted to reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

Upon receipt by the Trustees of Basic Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special Contributions, and upon receipt by a Separate Agency of any Basic Contributions, Matching Contributions and, if applicable, Rollover Contributions and Special Contributions such contributions shall be applied to purchase for such Employee's Account (a) Units other than Units of the Employer stock fund, using the value of such Units as of the close of business on the date received and (b) Units of the Employer stock fund using the value of such Units as of the preceding Valuation Date. Whenever a distribution is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Units credited to such Employee shall be reduced accordingly and each such distribution shall be charged against the Units of the Investment Account.

For the purposes of this Section 5.3, fractions of Units as well as whole Units may be purchased or redeemed for the Account of an Employee.

17.       ARTICLE  V - Effective as of     March 22, 1994  , Article V
shall be amended by adding the following as Sections 5.4, 5.5, 5.6 and
5.7 and the Table of Contents shall be revised accordingly:

5.4 Voting RightsEach Participant with Units in the Employer stock fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in such Investment Account, provided that such person had Units in such Account as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly

 (a) a number of affirmative votes shall be cast equal to the product of:

(i) the total number of shares held in the Employer stock fund as of the applicable record date; and(ii)
             a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer stock fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer stock fund of all persons directing that an affirmative or negative vote be cast; and

 (b) a number of negative votes shall be cast equal to the product of:

(i) the total number of shares held in the Employer stock fund as of the applicable record date; and(ii)
             a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer stock fund of all persons directing that a negative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Units in the Employer stock fund of all persons directing that an affirmative or negative vote be cast.

The Committee shall furnish, or cause to be furnished, to each person with Units in the Employer stock fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

 5.5 Tender Offers and Other Offers Each Participant with Units in the Employer stock fund shall have the right to participate confidentially in the response to a tender offer, or any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares;

provided that such person has Units in the Employer stock fund as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the last day for delivering shares or otherwise responding to such tender or other offer, a written direction in the form and manner prescribed by the Committee. The inspector of elewction:

(a)       the total number of shares held in the Employer stock fund;
and(b)                                                      a fraction,
the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer stock fund of all persons directing that shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Units in the Employer stock fund of all persons directing that shares be delivered or that the delivery of shares be withheld; shall be delivered in response to such tender or other offer. Delivery of the remaining shares then held in the Employer stock fund shall be withheld. The Committee shall furnish, or cause to be furnished, to each person whose Account is invested in whole or in part in the Employer stock fund, all information concerning such tender offer furnished by the issuer of shares, or information furnished by or on behalf of the person making the tender or such other offer.

5.6 Separate AssetsSubject to the terms and conditions of the Agreement and upon approval by the Trustees, a designated portion of the assets of the Plan may be held as Separate Assets under the Separate Agreement. The Trustees shall have no responsibility or liability with respect to the management and control of any Separate Assets and shall have only those administrative duties with respect to such Separate Assets as are set forth in the Plan and the Agreement.

5.7       Power to Invest in Employer Securities

The Committee may direct the Separate Agency to acquire or hold any security issued by the Employer or any Affiliated Employer which is a "qualifying employer security" as such term is defined under ERISA and to invest that portion of the assets of the Plan Funds in such securities.

18. ARTICLE VI - Effective as of March 22, 1994, the first sentence of the first paragraph of Section 6.1 shall be amended in its entirety to read as follows:

Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Units in any one or more of the Investment Accounts of the Trust Fund and,
commencing   March 22, 1994   , to purchase Units in the Employer stock
fund.

19. ARTICLE VI - Effective as of March 22, 1994, Section 6.2 shall be amended by adding the following sentence immediately preceding the last sentence of such Section:Participants in the Plan on
March 31, 1994   ,shall be permitted to make one (1) additional change
in investment direction in order to invest in the Employer stock fund within sixty (60) days of such date and such additional election shall not count as one (1) of the changes in investment direction that are otherwise permitted to be made in any Plan Year.

20. ARTICLE VI - Effective as of March 22, 1994, Section 6.3 shall be amended by adding the following sentence immediately preceding the last sentence of such Section:Participants in the Plan on
March 31, 1994   ,shall be permitted to make one (1) additional transfer
in order to invest in the Employer stock fund within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year.

21. ARTICLE VI - Effective as of March 22, 1994, the first sentence of Section 6.4(a) shall be amended by adding ", and commencing March 31, 1994 , to purchase Units in the Employer stock fund" immediately following the words "Investment Accounts".

22. ARTICLE VI - Effective as of March 22, 1994, Section 6.4(a) shall be amended by adding the following sentence immediately preceding
the last sentence of such Section:Commencing on      March 31, 1994   ,
an Employee who is not a Participant shall be permitted to make one (1) additional transfer in order to invest in the Employer stock fund within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year.

23. ARTICLE VI - Effective as of March 22, 1994, Section 6.4(b) shall be amended by adding the following sentence immediately preceding
the last sentence of such Section:Commencing     March 31, 1994  , an
Employee who is not a Participant in the Plan shall be permitted to make one (1) additional transfer in order to invest in the Employer stock fund within sixty (60) days of such date and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any Plan Year.

24. ARTICLE VI -Effective as of March 22, 1994, Article VI shall be amended by adding the following as Section 6.5 and the Table of Contents shall be revised accordingly:

6.5 Restrictions on Investments in the Employer Stock Fund for Certain ParticipantsNotwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934: (a) may direct that his Accounts be transferred into or out of the Employer stock fund, subject to the provisions of Section 6.3, only once during each quarter, during the period beginning on the third (3rd) business day following the date of release of the quarterly and annual statements of sales and earnings by the issuer of the shares, and ending on the twelfth (12th) business day following such date; and (b) may not make a transfer in accordance with the provisions of Section 6.3 within six (6) months of the next preceding transfer into or out of the Employer stock fund. In addition, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 who elects to receive a distribution of shares f

25.       ARTICLE  VII - Effective as of     March 22, 1994  , Section
7.2 shall be amended by adding the following as Section 7.2(c):

(c) Any withdrawals under this Section 7.2 shall be subject to the restrictions of Section 6.5.

26. ARTICLE VII - Effective as of March 22, 1994, Section 7.3 shall be amended by adding the following as Section 7.3(h):

(h) Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.

27. ARTICLE VII - Effective as of March 22, 1994, Section 7.4 shall be amended by adding the following as Section 7.4(d):(d)
                            An Employee's vested interest in the Net
Value of his Accounts in the Employer stock fund shall be distributed to the Employee by the Separate Agency as soon as administratively possible following the date the Plan Sponsor is informed by the Trustees of the Participant's vested interest in such Investment Accounts. The distribution shall be made in accordance with Section 7.10 and the terms and provisions of the Separate Agreement.

28. ARTICLE VII - Effective as of March 22, 1994, Article VII shall be amended by adding the following as Section 7.10 and the Table of Contents shall be revised accordingly:

7.10 Manner of Payment of Distributions from the Employer Stock FundDistributions from the Employer stock fund shall be made to Participants and Beneficiaries in cash, unless the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares, subject to such terms and conditions as may be established from time to time by the Committee, the maximum number of shares to be distributed shall be equal to the number of whole shares that could be purchased on the date of distribution based on the fair market value of shares determined as of the date of payment and on the fair market value of the Participant's Units in the Employer stock fund on the valuation date preceding the distribution. An amount of money equal to any remaining amount of the payment that is less than the fair market value of a whole Share s

29. ARTICLE VIII - Effective as of March 22, 1994, Section 8.4 shall be amended by adding the following as Section 8.4(g):

(g) Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.

30. ARTICLE IX - Effective as of March 22, 1994, Section 9.2(a) shall be amended in its entirety to read as follows:

(a) The Employer shall designate the Trustees as a Named Fiduciary to perform those functions set forth in the Plan or the Agreement which are applicable to a Plan of Partial Participation.

31. ARTICLE IX - Effective as of March 22, 1994, Section 9.2(b) shall be amended by adding the phrase ",Separate Agreement" immediately following the word "Agreement".

32. ARTICLE IX - Effective as of March 22, 1994, Section 9.2(c) shall be amended by adding the phrase "and Separate Agreement" immediately following the words "under the Agreement" where they appear at the end of such section.

33.       ARTICLE  IX - Effective as of     March 22, 1994  , Section
9.3 shall be amended in its entirety to read as follows:

9.3       Responsibilities of Fiduciaries

The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan, the Agreement or the Separate Agreement.To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Employer as being proper under the Plan, the Agreement or the Separate Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Employer.

No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund or Separate Assets in any manner against investment loss or depreciation in asset value.

The allocation of responsibility between the Trustees and the Employer or between the Separate Agency and the Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.To the extent permitted by ERISA, the Trustees shall have no liability or responsibility with respect to the administration of any Separate Assets held outside the Trust except as specifically set forth in the Agreement. The authority and responsibility of the Trustees extend only to those Plan assets held in accordance with the Agreement.

34. ARTICLE IX - Effective as of March 22, 1994, the first paragraph of Section 9.4 shall be amended in its entirety to read as follows:The Employer shall designate the Trustees as the Trustee Administrator to perform those functions applicable to Plans of Partial Participation as set forth in the Agreement. The Employer shall also designate one or more persons to act as Plan Administrator and to perform those functions set forth in the Agreement, the Plan or the Separate Agreement that are assigned to the Plan Administrator.

35. ARTICLE IX - Effective as of March 22, 1994, Section 9.5 shall be amended by adding the words "and Separate Agency" immediately following the word "Trustees" wherever such word appears.

36. ARTICLE IX - Effective as of March 22, 1994, Section 9.6(c) shall be amended by deleting the phrase "Trust Fund" and inserting in its place the phrase "Plan Funds".

37. ARTICLE IX - Effective as of March 22, 1994, Section 9.8 shall be amended in its entirety to read as follows:

9.8 Authorization of Benefit PaymentsThe Committee shall forward to the Trustees and, if applicable, any Separate Agency, any application for payment of benefits within a reasonable time after it has approved such application. The Trustees and Separate Agency may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

38.       ARTICLE  IX - Effective as of     March 22, 1994  , Section
9.9 shall be amended by adding the words "and Separate Agency" immediately following the word "Trustees".

39. ARTICLE IX - Effective as of March 22, 1994, Section 9.11 shall be amended by adding the following paragraph to the end thereof:

Brokerage commissions incurred in connection with the Employer stock fund shall be paid by the Employer.

40. ARTICLE IX - Effective as of March 22, 1994, Article IX shall be amended by adding the following as Section 9.12 and the Table of Contents shall be revised accordingly:

9.12 Administration of Separate AssetsThe Committee and the Separate Agency shall be solely responsible for the administration of the Separate Assets, including the administration, collection and enforcement of any loans held therein. All contributions to and withdrawals or disbursements from the Separate Assets shall be made directly to or by the Separate Agency.

The Trustees may, as agreed upon with the Committee, provide such combined or coordinated Plan records and reports, which include the Separate Assets. The Trustees shall be fully protected in relying upon any information provided to them by the Committee or Separate Agency with respect to such Separate Assets. The inclusion of any information pertaining to

Separate Assets in such combined or coordinated Plan records and reports shall not increase the responsibility or liability of the Trustees with respect to the Separate Assets. If Plan Funds may be transferred between the Separate A ssets and the other Investment Accounts, the manner in which such transfers may be made must be agreed to in a written instrument entered into among the Committee, the Trustees and the Separate Agency.

41. ARTICLE XI - Effective as of March 22, 1994, the second sentence of the first paragraph of Section 11.1 shall be amended by deleting the phrase "Trust Fund" and inserting in its place the phrase "Plan Funds".

42. ARTICLE XIII - Effective as of March 22, 1994, the first sentence of Section 13.1 shall be amended by deleting the phrase "of the Plan or of the Agreement" and by inserting the words "or of any Separate Agreement " immediately following the word "Trust".

43. ARTICLE XIII - Effective as of March 22, 1994, Section 13.4 shall be amended by adding the words "and, if appropriate, any Separate Agency" immediately following the words "the Trustees".

44.       ARTICLE  XIII - Effective as of     March 22, 1994  , the
first paragraph of Section 13.7 shall be amended by adding the words "and, if appropriate, any Separate Agency" immediately following the words "the Trustees".

                         AMENDEMENT NUMBER TWO

                                   TO

             FINANCIAL FEDERAL SAVINGS AND LOAN ASSOCIATION

                         INCENTIVE SAVINGS PLAN

                        IN RSI RETIREMENT TRUST

Pursuant to Section 11.1 of the Financial Federal Savings and Loan Association Incentive Savings Plan in RSI Retirement Trust ("Plan"), the Plan is amended, effective as of January 1, 1994, unless otherwise indicated:

1. ARTICLE VI - Effective March 22, 1994, the sentence immediately preceding the last sentence of Section 6.4(a) shall be amended in its entirety to read as follows:Commencing on March 31, 1994, an Employee who is not a Participant shall be permitted to make one (1) additional change in investme nt direction in order to invest in the Employer stock fund within sixty
(60) days of such date and such additional election shall not count as one (1) of the changes in investment direction that are otherwise permitted to be made in any Plan Year.

2.        ARTICLE VII - Effective January 1, 1994, Section
7.3(c)(i)(A)(2) shall be amended by substituting "and" for "or" at the end thereof.

3. ARTICLE XII - Effective January 1, 1994, Section 12.2(m) shall be amended by adding the following after the first sentence thereof and the former second sentence shall follow accordingly:

Commencing January 1, 1994, the maximum compensation taken into account for any year shall be $150,000, adjusted in multiples of $10,000 for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.

4. ARTICLE XII - Effective January 1, 1994, the first sentence of Section 12.3 shall be amended by adding "commencing prior to January 1, 1994" immediately following the phrase "For any Plan Year".

5. ARTICLE XII - Effective January 1, 1994, Section 12.4(a)(ii) shall be amended by deleting the words "first $200,000 of" immediately preceding the words "Key Employees' Top-Heavy Earnings".

                         AMENDMENT NUMBER THREE

                                   TO

             FINANCIAL FEDERAL SAVINGS AND LOAN ASSOCIATION

                         INCENTIVE SAVINGS PLAN

                        IN RSI RETIREMENT TRUST



Pursuant to Section 11.1 of the Financial Federal Savings and Loan Association Incentive Savings Plan in RSI Retirement Trust ("Plan"), the Plan is amended, effective as of November 7, 1994:

1. ARTICLE I - Effective November 7, 1994, the first paragraph of the definition of Compensation, Section 1.15 shall be amended by adding the following sentence at the end thereof:

Commencing November 7, 1994, Compensation shall exclude commissions received during a calendar year.

2. ARTICLE VIII - Effective November 7, 1994, Section 8.4(f) shall be amended by adding the following sentence at the end thereof.

Commencing November 7, 1994, a Borrower will be permitted more than one
(1) outstanding loan at any given time.